EXHIBIT 99.1

                      ONCOLOGIX TECH, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION

     The unaudited pro forma condensed consolidated balance sheets as of May 31, 2008 and August 31, 2007 and 2006, and the unaudited pro forma condensed consolidated statements of operations for the nine months ended May 31, 2008 and the years ended August 31, 2007 and 2006, are based on the historical financial statements of the Registrant.

     The unaudited pro forma condensed consolidated balance sheet as of May 31, 2008 is presented as if the disposition as described in this Current Form 8-K/A occurred in its entirety on May 31, 2008.

     The unaudited pro forma condensed consolidated statement of operations for the nine months ended May 31, 2008 is presented as if the disposition as described in this Current Form 8-K/A occurred in its entirety on September 1, 2007.

     The unaudited pro forma condensed consolidated balance sheet as of August 31, 2007 is presented as if the disposition as described in this Current Form 8-K/A occurred in its entirety on August 31, 2007.

     The unaudited pro forma condensed consolidated statement of operations for the year ended August 31, 2007 is presented as if the disposition as described in this Current Form 8-K/A occurred in its entirety on September 1, 2006.

     The unaudited pro forma condensed consolidated balance sheet as of August 31, 2006 is presented as if the disposition as described in this Current Form 8-K/A occurred in its entirety on August 31, 2006.

     The unaudited pro forma condensed consolidated statement of operations for the year ended August 31, 2006 is presented as if the disposition as described in this Current Form 8-K/A occurred in its entirety on September 1, 2005.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto appearing in the Company's Annual Report on Form 10-KSB for the fiscal years ended August 31, 2007 and 2006 and its quarterly report on Form 10-QSB for the interim period ended May 31, 2008.

     Preparation  of the pro forma  information  is provided  for  informational purposes only, and is based on assumptions considered appropriate by the Registrant's management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of the transaction listed above have been made.

                                       1

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


                                                ONCOLOGIX TECH, INC. AND SUBSIDIARIES
                                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                         AS OF MAY 31, 2008



                                                                                                     Pro Forma
                                                                                  Historical         Adjustments        Pro Forma
                                                                                 ------------       ------------       ------------
                                                                                  (Unaudited)


                                        ASSETS


Current Assets:
     Cash and cash equivalents ...............................................   $      2,471       $     50,000 (1)   $     52,471
     Prepaid expenses and other current assets ...............................         13,047               --               13,047
     Prepaid commissions .....................................................         92,685               --               92,685
     Current assets of discontinued operations ...............................             70                (70)(2)           --
                                                                                 ------------       ------------       ------------

          Total current assets ...............................................        108,273             49,930            158,203

Property and equipment (net of accumulated depreciation
     of $18,207) .............................................................          4,999               --                4,999
Deposits and other assets ....................................................         17,254               --               17,254
Investment in IUTM ...........................................................           --              367,275 (3)        367,275
Longterm assets of discontinued operations ...................................        163,534           (163,534)(2)           --
                                                                                 ------------       ------------       ------------

               Total assets ..................................................   $    294,060       $    253,671       $    547,731
                                                                                 ============       ============       ============

                          LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
     Convertible notes payable (net of discount of $246,055) .................   $  2,098,945       $       --         $  2,098,945
     Convertible notes payable  related parties ..............................        705,450               --              705,450
     Accounts payable and other accrued expenses .............................        178,574               --              178,574
     Accrued interest payable ................................................        234,610               --              234,610
     Current liabilities of discontinued operations ..........................        202,484           (202,484)(4)           --
                                                                                 ------------       ------------       ------------

          Total current liabilities ..........................................      3,420,063           (202,484)         3,217,579


Convertible notes payable (net of discount of $346,456) ......................        743,544               --              743,544
                                                                                 ------------       ------------       ------------

               Total liabilities .............................................      4,163,607           (202,484)         3,961,123
                                                                                 ------------       ------------       ------------

Stockholders' Deficit:
     Preferred stock, par value $.001 per share; 10,000,000 shares authorized;
          342,862 shares issued and outstanding at May 31, 2008 ..............            343               --                  343
     Common stock, par value $.001 per share; 200,000,000 shares authorized;
          100,130,410 shares issued at May 31, 2008;  71,906,066 shares
          outstanding at May 31, 2008 ........................................         71,906               --               71,906
     Additional paid-in capital ..............................................     48,643,916               --           48,643,916
     Accumulated deficit .....................................................    (52,877,810)           456,155 (5)    (52,421,655)
     Common stock subscribed, underlying common shares of 5,841,974 ..........        292,098               --              292,098
                                                                                 ------------       ------------       ------------

               Total stockholders' deficit ...................................     (3,869,547)           456,155         (3,413,392)
                                                                                 ------------       ------------       ------------

               Total liabilities and stockholders' deficit ...................   $    294,060       $    253,671       $    547,731
                                                                                 ============       ============       ============


                                See accompanying notes and management's assumptions to the unaudited pro forma condensed consolidated financial information.

                                                                 2

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


                                       ONCOLOGIX TECH, INC. AND SUBSIDIARIES
                              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                                 OPERATIONS FOR THE NINE MONTHS ENDED MAY 31, 2008



                                                                                 Pro Forma
                                                                Historical       Adjustments          Pro Forma
                                                              ------------       ------------       ------------
                                                               (Unaudited)
Operating expenses:
  General and administrative ..............................   $    456,845       $       --         $    456,845
  Depreciation and amortization ...........................          1,587               --                1,587
                                                              ------------       ------------       ------------
  Total operating expenses ................................        458,432               --              458,432
                                                              ------------       ------------       ------------
  Loss from operations ....................................       (458,432)              --             (458,432)
                                                              ------------       ------------       ------------

Other income (expense):
  Interest income .........................................            331               --                  331
  Interest and finance charges.............................     (1,364,240)              --           (1,364,240)
  Loss on disposal of assets ..............................         (3,194)              --               (3,194)
  Other income (expense) ..................................         (1,443)              --               (1,443)
                                                              ------------       ------------       ------------
  Total other income (expense) ............................     (1,368,546)              --           (1,368,546)
                                                              ------------       ------------       ------------
  Net loss from continuing operations......................     (1,826,978)              --           (1,826,978)
                                                              ------------       ------------       ------------

Discontinued operations:
  Operating loss from discontinued operations..............     (1,142,275)         1,142,275 (6)           --
  Gain on disposal of discontinued operations .............           --              142,350 (5)        142,350
                                                              ------------       ------------       ------------

  Net loss from discontinued operations ...................     (1,142,275)         1,284,625            142,350
                                                              ------------       ------------       ------------

Net loss ..................................................   $ (2,969,253)      $  1,284,625       $ (1,684,628)
                                                              ============       ============       ============

Loss per common share, basic and diluted:
      Continuing operations ...............................   $      (0.03)                         $      (0.03)
      Discontinued operations .............................          (0.02)                                 0.00
                                                              ------------                           ------------

                                                              $      (0.05)                         $      (0.03)
                                                              ============                          ============
Weighted average number of shares
  outstanding - basic and diluted..........................     71,481,165                            71,481,165
                                                              ============                          ============


                       See accompanying notes and management's assumptions to the unaudited pro forma condensed consolidated financial information.

                                                        3



                                                 ONCOLOGIX TECH, INC. AND SUBSIDIARIES
                                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                         AS OF AUGUST 31, 2007


                                                                                                Pro Forma
                                                                                Historical     Adjustments          Pro Forma
                                                                               ------------    ------------        ------------

                                       ASSETS


Current Assets:
     Cash and cash equivalents .............................................   $    141,691    $     50,000 (7)    $    191,691
     Prepaid expenses and other current assets .............................        115,101        (104,952)(8)          10,149
     Prepaid commissions ...................................................        117,346            --               117,346
                                                                               ------------    ------------        ------------

          Total current assets .............................................        374,138         (54,952)            319,186


Property and equipment (net of accumulated depreciation
     of $22,477) ...........................................................        203,322        (193,541)(8)           9,781
Deposits and other assets ..................................................         25,619          (6,450)(8)          19,169
Investment in joint venture ................................................         10,000         (10,000)(8)            --
Investment in IUTM .........................................................           --           367,275 (9)         367,275
                                                                               ------------    ------------        ------------

               Total assets ................................................   $    613,079    $    102,332        $    715,411
                                                                               ============    ============        ============

                       LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
     Convertible notes payable (net of discount of $349,857) ...............   $    850,143    $       --          $    850,143
     Convertible notes payable  related parties ............................        280,450            --               280,450
     Notes payable  related parties ........................................        600,000            --               600,000
     Accounts payable and other accrued expenses ...........................         86,339         (40,018)(10)         46,321
     Accrued interest payable ..............................................        132,921            --               132,921
                                                                               ------------    ------------        ------------

          Total current liabilities ........................................      1,949,853         (40,018)          1,909,835


Convertible notes payable (net of discount of $606,585) ....................        688,415            --               688,415


               Total liabilities ...........................................      2,638,268         (40,018)          2,598,250


Stockholders' Deficit:
     Preferred stock, par value $.001 per share; 10,000,000 shares authorized 443,162 shares issued and outstanding at
          August 31, 2007 ..................................................            443            --                  443
     Common stock, par value $.001 per share; 200,000,000 shares authorized;
          93,357,986 shares issued at August 31, 2007; 70,975,616
          shares outstanding at August 31, 2007 ............................         70,976            --                70,976
     Additional paid-in capital ............................................     47,805,282            --            47,805,282
     Accumulated deficit ...................................................    (49,908,557)        142,350 (11)    (49,766,207)
     Common stock subscribed, underlying common shares of 22,689 ...........          6,667            --                 6,667
                                                                               ------------    ------------        ------------

               Total stockholders' deficit .................................     (2,025,189)        142,350          (1,882,839)
                                                                               ------------    ------------        ------------

               Total liabilities and stockholders' deficit .................   $    613,079    $    102,332        $    715,411
                                                                               ============    ============        ============


                              See accompanying notes and management's assumptions to the unaudited pro forma condensed consolidated financial information.

                                                              4



                                      ONCOLOGIX TECH, INC. AND SUBSIDIARIES
                             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                                  OPERATIONS FOR THE YEAR ENDED AUGUST 31, 2007



                                                                               Pro Forma
                                                               Historical      Adjustments         Pro Forma
                                                              ------------    ------------        ------------
Operating expenses:
  General and administrative ..............................   $  1,269,802    $   (484,080)(12)   $    785,722
  Research and development ................................      4,961,531      (4,961,531)(12)           --
  Depreciation and amortization ...........................         20,914         (18,256)(12)          2,658
                                                              ------------    ------------        ------------
  Total operating expenses ................................      6,252,247      (5,463,867)            788,380
                                                              ------------    ------------        ------------
  Loss from operations ....................................     (6,252,247)      5,463,867            (788,380)
                                                              ------------    ------------        ------------

Other income (expense):
  Interest income .........................................         10,824         (10,078)(12)            746
  Interest and finance charges ............................     (1,321,941)         10,864 (12)     (1,311,077)
  Other income (expense) ..................................         10,409             (46)(12)         10,363
                                                              ------------    ------------        ------------
  Total other income (expense) ............................     (1,300,708)            740          (1,299,968)
                                                              ------------    ------------        ------------
  Net loss from continuing operations .....................     (7,552,955)      5,464,607          (2,088,348)
                                                              ------------    ------------        ------------


Discontinued operations:
  Operating loss from discontinued operations .............        (93,178)           --               (93,178)
  Gain (loss) on disposal of discontinued operations ......            (79)        576,280 (11)        576,201
                                                              ------------    ------------        ------------
  Net loss from discontinued operations ...................        (93,257)        576,280             483,023
                                                              ------------    ------------        ------------
 Net loss .................................................   $ (7,646,212)   $  6,040,887        $ (1,605,325)
                                                              ============    ============        ============

Loss per common share, basic and diluted:
      Continuing operations ...............................   $      (0.12)                      $      (0.03)
      Discontinued operations .............................          (0.00)                              0.01
                                                              ------------                       ------------

                                                              $      (0.12)                       $      (0.02)
                                                              ============                        ============
Weighted average number of shares
  outstanding  basic and diluted...........................      66,454,700                         66,454,700
                                                              =============                       ============


                      See accompanying notes and management's assumptions to the unaudited pro forma condensed consolidated financial information.

                                                       5



                                                ONCOLOGIX TECH, INC. AND SUBSIDIARIES
                                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                        AS OF AUGUST 31, 2006


                                                                                                    Pro Forma
                                                                                   Historical      Adjustments         Pro Forma
                                                                                  ------------    ------------        ------------

                                     ASSETS


Current Assets:
     Cash and cash equivalents .................................................  $    365,494    $     50,000 (13)   $    415,494
     Prepaid expenses and other current assets .................................        10,412          (3,532)(14)          6,880
     Notes receivable  related parties .........................................        16,564            --                16,564
     Current assets from discontinued operations ...............................        69,545            --                69,545
                                                                                  ------------    ------------        ------------

          Total current assets .................................................       462,015          46,468             508,483

Property and equipment (net of accumulated depreciation
     of $19,820) ...............................................................        26,008         (16,716)(14)          9,292
Deposits and other assets ......................................................         4,613          (4,613)(14)           --
Investment in joint venture ....................................................        10,000         (10,000)(14)           --
Investment in IUTM .............................................................          --           367,275 (15)        367,275
Longterm assets from discontinued operations....................................       166,319           --                166,319
                                                                                  ------------    ------------        ------------

               Total assets ....................................................  $    668,955    $    382,414        $  1,051,369
                                                                                  ============    ============        ============

                  LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
     Convertible notes payable (net of discount of $28,361) ....................  $    521,639    $       --          $    521,639
     Convertible notes payable  related parties ................................       280,450            --               280,450
     Notes payable .............................................................       130,373        (130,373)(17)           --
     Accounts payable and other accrued expenses ...............................       247,202         (37,438)(16)        209,764
     Accrued interest payable ..................................................        45,419         (26,055)(17)         19,364
     Current liabilities from discontinued operations...........................        45,700            --                45,700
                                                                                  ------------    ------------        ------------

          Total current liabilities ............................................     1,270,783        (193,866)          1,076,917
                                                                                  ------------    ------------        ------------

               Total liabilities ...............................................     1,270,783        (193,866)          1,076,917
                                                                                  ------------    ------------        ------------

Stockholders' Deficit:
     Preferred stock, par value $.001 per share; 10,000,000 shares authorized
          443,162 shares issued and outstanding at August 31, 2006 .............           443            --                   443
     Common stock, par value $.001 per share; 200,000,000 shares authorized;
          90,102,953 shares issued at August 31, 2006; 60,259,793 shares
          outstanding at August 31, 2006 .......................................        60,260            --                60,260
     Additional paid-in capital ................................................    41,599,814            --            41,599,814
     Accumulated deficit .......................................................   (42,262,345)        576,280 (18)    (41,686,065)
                                                                                  ------------    ------------        ------------

               Total stockholders' deficit .....................................      (601,828)        576,280             (25,548)
                                                                                  ------------    ------------        ------------

               Total liabilities and stockholders' deficit .....................  $    668,955    $    382,414        $  1,051,369
                                                                                  ============    ============        ============


                                See accompanying notes and management's assumptions to the unaudited pro forma condensed consolidated financial information.

                                                               6



                               ONCOLOGIX TECH, INC. AND SUBSIDIARIES
                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                           OPERATIONS FOR THE YEAR ENDED AUGUST 31, 2006



                                                                 Pro Forma
                                                 Historical     Adjustments          Pro Forma
                                                ------------    ------------        ------------
Operating expenses:
  General and administrative ................   $    468,249    $    (39,001)(19)   $    429,248
  Research and development ..................      5,334,202      (5,334,202)(19)           --
  Depreciation and amortization .............            243            (243)(19)           --
                                                ------------    ------------        ------------
  Total operating expenses ..................      5,802,694      (5,373,446)            429,248
                                                ------------    ------------        ------------
  Loss from operations ......................     (5,802,694)      5,373,446            (429,248)
                                                ------------    ------------        ------------

Other income (expense):
  Interest income ...........................         13,700            --                13,700
  Interest and finance charges ..............        (53,241)          2,106 (19)        (51,135)
  Other income (expense) ....................           (150)           --                  (150)
                                                ------------    ------------        ------------
  Total other income (expense) ..............        (39,691)          2,106             (37,585)
                                                ------------    ------------        ------------
  Net loss from continuing operations .......     (5,842,385)      5,375,552            (466,833)
                                                ------------    ------------        ------------

Discontinued operations:
  Operating loss from discontinued operations       (243,680)           --              (243,680)
  Loss on disposal of discontinued operations           --          (107,013)(20)       (107,013)
                                                ------------    ------------        ------------

  Net loss from discontinued operations .....       (243,680)       (107,013)           (350,693)
                                                ------------    ------------        ------------

Net loss ....................................   $ (6,086,065)   $  5,268,539        $   (817,526)
                                                ============    ============        ============


Loss per common share, basic and diluted:
      Continuing operations .................   $      (0.12)                       $      (0.01)
      Discontinued operations ...............          (0.01)                              (0.01)
                                                ------------                        ------------

                                                $      (0.13)                       $      (0.02)
                                                ============                        ============

Weighted average number of shares
  outstanding  basic and diluted ............     47,690,475                          47,690,475
                                                ============                        ============


               See accompanying notes and management's assumptions to the unaudited pro forma condensed consolidated financial information.

                                                7

          NOTES AND MANAGEMENT'S ASSUMPTIONS TO THE UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL INFORMATION

If this transaction closes, the Company plans to seek to obtain marketing rights to the Oncosphere and possibly other IUTM products and to seek other opportunities in the medical field. No assurance can be given that such a transaction will be consummated. The Company's proposed asset sale consists of the selling of substantially all the assets, and related liabilities, related to the Oncosphere project, which are currently held in the Company's subsidiary, Oncologix Corporation. Please see the attached unaudited financial statements of our subsidiary, Oncologix Corporation following these pro forma financial statements. Included in those assets are prepaid commissions related to debt financings which are being expensed over the life of the two year notes and prepaid expenses related to our insurance policies which are being expensed over twelve months. In addition, the Company will have an investment in IUTM, representing a 20% equity interest. The value of this interest is 250,000 Euros, or approximately $367,275 using an exchange rate of 1.4691 on August 18, 2008. This value was calculated based on the 500,000 Euro investment by IUT in IUTM in consideration of a 40% interest. Other assets retained include modest furniture and computer equipment used to maintain the Company's records. All liabilities of the Company's subsidiary, Oncologix Corporation will be assumed by the Buyer under the terms of the asset sale. The Company's remaining liabilities will consist primarily of convertible notes payable, as well as outstanding legal and professional fees.


The following is a description of the unaudited pro forma adjustments to the Registrant's historical condensed consolidated financial statements.

(1) Reflects the receipt of $50,000 cash in connection with the sale of the Oncosphere assets if the transaction was consummated on May 31, 2008.

(2) Reflects the disposal of assets, which are held in the Company's subsidiary, Oncologix Corporation, currently classified as current and long term assets from discontinued operations in connection with the transaction of the Oncosphere assets if the transaction was consummated on May 31, 2008.

(3) Reflects the estimated value of the investment in 20% of IUTM received in connection with the sale of the Oncosphere assets as if the transaction was consummated on May 31, 2008.

(4) Reflects the assumption of liabilities by IUT, which are held in the Company's subsidiary Oncologix Corporation, currently classified as current liabilities from discontinued operations in connection with the sale of the Oncosphere assets as if the transaction was consummated on May 31, 2008.

(5) Reflects the gain recognized in connection with the sale of the Oncosphere assets as if the transaction was consummated on September 1, 2007 for the statement of operations and May 31, 2008 for the balance sheet.

(6) Reflects the removal of operating loss from discontinued operations, recorded in the Company's subsidiary Oncologix Corporation, as a result of the sale as if the transaction was consummated on September 1, 2007.

(7) Reflects the receipt of $50,000 cash in connection with the sale of the Oncosphere assets as if the transaction was consummated on August 31, 2007.

(8) Reflects the disposal of assets, which are held in the Company's subsidiary Oncologix Corporation, currently classified as current and long term assets in connection with the transaction of the Oncosphere assets as if the transaction was consummated on August 31, 2007.

(9) Reflects the estimated value of the investment in 20% of IUTM received in connection with the sale of the Oncosphere assets as if the transaction was consummated on August 31, 2007.

(10) Reflects the assumption of liabilities by IUT, which are held in the Company's subsidiary, Oncologix Corporation, in connection with the sale of the Oncosphere assets as if the transaction was consummated on August 31, 2007.

(11) Reflects the gain recognized in connection with the sale of the Oncosphere assets as if the transaction was consummated on September 1, 2006 for the statement of operations and August 31, 2007 for the balance sheet.

(12) Reflects the removal of operating loss from continuing operations of the Company's subsidiary, Oncologix Corporation, as a result of the sale as if the transaction was consummated on September 1, 2006.

(13) Reflects the receipt of $50,000 cash in connection with the sale of the Oncosphere assets as if the transaction was consummated on August 31, 2006.

(14) Reflects the disposal of assets, which are held in the Company's subsidiary Oncologix Corporation, currently classified as current and long term assets in connection with the transaction of the Oncosphere assets as if the transaction was consummated on August 31, 2006.

(15) Reflects the estimated value of the investment in 20% of IUTM received in connection with the sale of the Oncosphere assets as if the transaction was consummated on August 31, 2006.

(16) Reflects the assumption of liabilities by IUT, which are held in the Company's subsidiary, Oncologix Corporation, currently classified as current liabilities in connection with the sale of the Oncosphere assets as if the transaction was consummated on August 31, 2006.

(17) Reflects the removal of loans assumed upon the merger with JDA Medical Technologies Inc., which are held in the Company's subsidiary Oncologix Corporation, as if the transaction was consummated on August 31, 2006.

(18) Reflects the gain recognized in connection with the sale of the Oncosphere assets as if the transaction was consummated on September 1, 2005 for the statement of operations and August 31, 2006 for the balance sheet.

(19) Reflects the removal of operating loss from continuting operations of the Company's subsidiary, Oncologix Corporation, as a result of the sale as if the transaction was consummated on September 1, 2005.

(20) Reflects the loss recognized in connection with the sale of the Oncosphere assets as if the transaction was consummated on July 26, 2006 (the date of acquisition of JDA Medical Technologies, Inc.) for the statement of operations and August 31, 2006 for the balance sheet.

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


          Below are financial statements of our wholly owned subsidiary, Oncologix Corporation as required by Question 6 in Section H of the July 2001 supplement to the Manual of Publicly Available Telephone Interpretations of the SEC for guidance.



                                  ONCOLOGIX CORPORATION (A SUBSIDIARY OF ONCOLOGIX TECH, INC.)
                                            UNAUDITED CONDENSED BALANCE SHEETS AS OF



                                                                                       May 31,       August 31,      August 31,
                                                                                        2008            2007            2006
                                                                                    ------------    ------------    ------------
                                                                                     (Unaudited)    (Unaudited)     (Unaudited)


                                          ASSETS

Current Assets:
     Cash and cash equivalents ..................................................   $        171    $     77,029    $    301,445
     Prepaid expenses and other current assets ..................................             70         104,952           3,532
     Notes receivable  related parties ..........................................           --              --            16,564
     Intercompany receivable ....................................................          1,716            --             1,792
                                                                                    ------------    ------------    ------------

          Total current assets ..................................................          1,957         181,981         323,333


Property and equipment (net of accumulated depreciation
     of $45,243, $18,372 and $243) ..............................................        151,272         193,541          16,716
Deposits and other assets .......................................................          2,262           6,450           4,613
Investment in joint venture .....................................................         10,000          10,000          10,000
Longterm assets of discontinued operations
                                                                                    ------------    ------------    ------------

               Total assets .....................................................   $    165,491    $    391,972    $    354,662
                                                                                    ============    ============    ============


                          LIABILITIES AND STOCKHOLDERS' DEFICIT


Current liabilities:
     Notes payable ..............................................................   $       --      $       --      $    130,373
     Accounts payable and other accrued expenses ................................        202,484          40,018          37,438
     Accrued interest payable ...................................................           --              --            26,055
     Intercompany payable .......................................................           --             8,322           9,912
                                                                                    ------------    ------------    ------------

         Total current liabilities ..............................................        202,484          48,340         203,778
                                                                                    ------------    ------------    ------------

               Total liabilities ................................................        202,484          48,340         203,778
                                                                                    ------------    ------------    ------------

Stockholders' Deficit:
     Common stock, par value $.001 per share; 10,000,000 shares authorized;
          1,000 shares issued and outstanding at May 31, 2008,
          August 31, 2007 and  August 31, 2006, respectively ....................          1,000           1,000           1,000
     Additional paid-in capital .................................................     11,944,441      11,182,791       5,525,436
     Accumulated deficit during the development stage............................    (11,982,434)    (10,840,159)     (5,375,552)
                                                                                    ------------    ------------    ------------

               Total stockholders' deficit ......................................        (36,993)        343,632         150,884
                                                                                    ------------    ------------    ------------




               Total liabilities and stockholders' deficit ......................   $    165,491    $    391,972    $    354,662
                                                                                    ============    ============    ============

                                                               10



          ONCOLOGIX CORPORATION (A SUBSIDIARY OF ONCOLOGIX TECH, INC.)
                  UNAUDITED CONDENSED STATEMENTS OF OPERATIONS


                                             For the Nine     For the        For the
                                             Months Ended    Year Ended     Year Ended
                                               May 31,       August 31,     August 31,
                                                2008           2007           2006
                                             -----------    -----------    -----------
                                             (Unaudited)    (Unaudited)    (Unaudited)

Operating expenses:
  General and administrative .............   $   128,206    $   484,080    $    39,001
  Research and development ...............       971,648      4,961,531      5,334,202
  Depreciation and amortization ..........        29,914         18,256            243
                                             -----------    -----------    -----------

  Total operating expenses ...............     1,129,768      5,463,867      5,373,446
                                             -----------    -----------    -----------

  Loss from operations ...................    (1,129,768)    (5,463,867)    (5,373,446)
                                             -----------    -----------    -----------

Other income (expense):
  Interest income ........................           270         10,078           --
  Interest and finance charges ...........          --          (10,864)        (2,106)
  Gain (loss) on disposal of assets ......       (13,890)           128           --
  Other income (expense) .................         1,113            (82)          --
                                             -----------    -----------    -----------

  Total other income (expense) ...........       (12,507)          (740)        (2,106)
                                             -----------    -----------    -----------

Net loss .................................   $(1,142,275)   $(5,464,607)   $(5,375,552)
                                             ===========    ===========    ===========

                                       11
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